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Exhibit 99 (a)(1)(B)

        Letter of Transmittal

To Tender Shares of Common Stock
Pursuant to the Offer to Purchase, dated February 22, 2016
by
CRA International, Inc.

of Up to $30,000,000 in Value of Shares of its Common Stock at a
Purchase Price not less than $18.00 nor greater than $19.75 per Share

THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON MARCH 21, 2016, UNLESS THE TENDER OFFER IS EXTENDED.

The depositary for the tender offer is:

By First Class Mail Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Registered or Overnight Delivery Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

        THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING YOUR ORIGINAL CERTIFICATES FOR COMMON STOCK, TO COMPUTERSHARE INC. AND ITS WHOLLY OWNED SUBSIDIARY, COMPUTERSHARE TRUST COMPANY, N.A. (THE "DEPOSITARY") AT ONE OF THE ADDRESSES SET FORTH BELOW BEFORE THE TENDER OFFER EXPIRES. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO CRA INTERNATIONAL, INC. ("CRA"), GEORGESON SECURITIES CORPORATION (THE "DEALER MANAGER"), OR GEORGESON INC. (THE "INFORMATION AGENT") WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE DEPOSITORY TRUST COMPANY (THE "BOOK-ENTRY TRANSFER FACILITY") WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

DESCRIPTION OF SHARES TENDERED Please fill in. Attach separate sheet if needed. (See Instructions 3 and 4)

Name(s) and Address(es) of Registered
Holder(s) (If there is any error in the name or
address shown below, please make the necessary
corrections. If blank, please fill in exactly as
name(s) appear(s) on certificate(s))	Certificate(s) Tendered (Attach and sign additional list if necessary)

	Certificate Number(s)*	Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**	Number of Shares Represented by Book-Entry

Total Shares

Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary) (See Instruction 7) :***
1st: 2nd: 3rd: 4th: 5th: 6th:

*	Need not complete if shares are delivered by book-entry transfer.
**	If you desire to tender fewer than all shares evidenced by any certificate(s) listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificate(s) will be deemed to have been tendered. See Instruction 4.
***	If you do not designate an order and CRA purchases less than all shares tendered due to proration, the depositary will select the shares that CRA will purchase. See Instruction 7.

VOLUNTARY CORPORATE ACTIONS COY: CRAI

        You should read this letter of transmittal and the accompanying instructions before you complete it. Delivery of this letter of transmittal to an address other than one of those set forth above will not constitute a valid delivery. YOU MUST DELIVER THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY BEFORE THE TENDER OFFER EXPIRES. Deliveries to CRA International, Inc. ("CRA"), Georgeson Securities Corporation (the dealer manager for the tender offer), Georgeson Inc. (the information agent for the tender offer) or the book-entry transfer facility will not be forwarded to the depositary and therefore will not constitute valid delivery to the depositary.

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED

        You should complete this letter of transmittal only if:

  •
  You are including with this letter of transmittal certificates representing shares that you are tendering (or the certificates will be delivered pursuant to a notice of guaranteed delivery you have previously sent to the depositary); or

  •
  You are concurrently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the "book-entry transfer facility") pursuant to Section 3 of the offer to purchase and you are not using an Agent's Message (as defined in Instruction 2). (Delivery of the documents to the book-entry transfer facility will not constitute delivery to the depositary.)

        If you want to tender your shares into the tender offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this letter of transmittal to the depositary before the tender offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. See Instruction 2.

VOLUNTARY CORPORATE ACTIONS COY: CRAI

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

☐	Check here if you are delivering tendered shares pursuant to a notice of guaranteed delivery that you previously sent to the depositary. Enclose a photocopy of your notice of guaranteed delivery and complete the following:

Name(s) of Tendering Shareholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	Check here if any certificates evidencing the shares you are tendering with this letter of transmittal have been lost, stolen, destroyed or mutilated. If you check this box, you must complete an affidavit of loss and return it with your letter of transmittal. You should call Computershare Trust Company, N.A., the transfer agent, at (800) 546-5141 to get information about the requirements for replacement. You may be required to post a bond to secure against the risk that certificates may be subsequently recirculated. Please call Computershare Trust Company, N.A. immediately to obtain an affidavit of loss, to receive further instructions on how to proceed, and to determine whether you will need to post a bond, so that the timely processing of this letter of transmittal will not be impeded. See Instruction 16.
☐
Check here if you are a financial institution that is a participant in the book-entry transfer facility's system and you are delivering the tendered shares by book-entry transfer to an account maintained by the depositary at the book-entry transfer facility, and complete the following:

Name(s) of Tendering Institution(s):

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

CHECK EXACTLY ONE BOX. IF YOU CHECK MORE THAN ONE BOX, OR IF YOU DO NOT CHECK ANY BOX, YOU WILL HAVE FAILED TO PROPERLY TENDER ANY SHARES.

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 THE PRICE AT WHICH YOU ARE TENDERING SHARES
(See Instruction 5)

SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER: (See Instruction 5)

☐
The undersigned wants to maximize the chance of having CRA purchase all shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders shares at, and is willing to accept, the purchase price determined by CRA pursuant to the terms of the tender offer (the "Purchase Price"). This action could result in receiving a price per share as low as $18.00 per share.

—OR—

SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER: (See Instruction 5)

        By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned tenders shares at the price checked. This action could result in none of the shares being purchased if the Purchase Price is less than the price checked below. A shareholder who desires to tender shares at more than one price must complete a separate letter of transmittal for each price at which the shareholder tenders shares. You cannot tender the same shares at more than one price, unless you have previously properly withdrawn those shares tendered at a different price in accordance with Section 4 of the offer to purchase.

Price (in Dollars) Per Share At Which Shares Are Being Tendered

☐ $18.00	☐ $18.25	☐ $18.50
☐ $18.75	☐ $19.00	☐ $19.25
☐ $19.50	☐ $19.75

You WILL NOT have properly tendered your shares unless you check
ONE AND ONLY ONE BOX IN THIS FRAME

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ODD LOTS
(See Instruction 6)

        To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares.

On the date hereof, the undersigned either (check ONE box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 shares and is tendering all of those shares, or
☐
is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner(s) thereof, shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

In addition, the undersigned is tendering shares either (check ONE box):

☐	at the Purchase Price, which will be determined by CRA in accordance with the terms of the tender offer (persons checking this box should check the box under the heading "Shares Tendered at Price Determined Pursuant to the Tender Offer" above), or
☐	at the price per share indicated under the heading "Shares Tendered at Price Determined by Shareholder."

CONDITIONAL TENDER
(See Instruction 11)

        A tendering shareholder may condition his, her or its tender of shares upon CRA purchasing a specified minimum number of the shares tendered, as described in Section 6 of the offer to purchase. Unless CRA purchases at least the minimum number of shares you indicate below pursuant to the terms of the tender offer, CRA will not purchase any of the shares tendered below. It is the tendering shareholder's responsibility to calculate that minimum number and each shareholder should consult his, her or its own tax advisor in doing so. Unless you check the box immediately below and specify, in the space provided, a minimum number of shares that CRA must purchase from you if CRA purchases any shares from you, CRA will deem your tender offer unconditional.

☐	The minimum number of shares that CRA must purchase from me, if CRA purchases any shares from me, is: shares.

        If, because of proration, CRA will not purchase the minimum number of shares from you that you designate, CRA may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his, her or its shares. To certify that you are tendering all of your shares, check the box below.

☐	The tendered shares represent all shares held by the undersigned.

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SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1 and 10)

        Complete this box ONLY if the check for the aggregate Purchase Price of shares purchased (less the amount of any applicable U.S. federal withholding tax) and any certificate for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith or the Applicable IRS Form W-8)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1 and 10)

        Complete this box ONLY if the check for the aggregate Purchase Price of shares purchased (less the amount of any applicable U.S. federal withholding tax) and any certificate for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(See Substitute IRS Form W-9 Included Herewith or the Applicable IRS Form W-8)

VOLUNTARY CORPORATE ACTIONS COY: CRAI

Ladies and Gentlemen:

        The undersigned hereby tenders to CRA International, Inc., a Massachusetts corporation ("CRA"), the above-described shares of CRA's common stock, no par value. Unless otherwise indicated, all references to shares are to shares of CRA's common stock, no par value.

        The tender of the shares is being made at the price per share indicated in this letter of transmittal, net to the seller in cash, less applicable withholding taxes and without interest, on the terms and subject to the conditions set forth in CRA's offer to purchase, dated February 22, 2016, receipt of which is hereby acknowledged, and this letter of transmittal (which together, as they may be amended and supplemented from time to time, constitute the "tender offer").

        Subject to and effective upon acceptance for payment of, and payment for, shares tendered with this letter of transmittal in accordance with, and subject to, the terms of the tender offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of CRA all right, title and interest in and to all of the shares that are being tendered, which are so accepted and paid for; (2) orders the registration of any shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of CRA; and (3) irrevocably constitutes and appoints Computershare Inc. and its wholly owned subsidiary , Computershare Trust Company, N.A. (the "depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the depositary also acts as the agent of CRA, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

  (a)
  deliver original certificates representing the shares or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidence of transfer and authenticity, to or upon the order of CRA, upon receipt by the depositary, as the undersigned's agent, of the Purchase Price with respect to such shares;

  (b)
  present original certificates representing such shares for cancellation and transfer on CRA's books; and

  (c)
  receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the tender offer.

        The undersigned understands that CRA will, upon the terms and subject to the conditions of the tender offer, determine a single per share price, not less than $18.00 nor greater than $19.75 per share (the "Purchase Price"), which it will pay for shares properly tendered and not properly withdrawn pursuant to the tender offer, after taking into account the number of shares so tendered and the prices specified by tendering shareholders. The undersigned understands that CRA will select the lowest purchase price that will allow it to purchase $30,000,000 in value of shares, or a lower amount depending on the number of shares that are properly tendered and not properly withdrawn. The undersigned understands that if, based on the purchase price determined by CRA, shares having an aggregate value of less than $30,000,000 are properly tendered and not properly withdrawn, then CRA will buy all of the shares that were properly tendered and not properly withdrawn. The undersigned further understands that CRA reserves the right to purchase more than $30,000,000 in value of shares pursuant to the tender offer, subject to certain limitations and legal requirements described in the offer to purchase. CRA will purchase all shares properly tendered and not properly withdrawn at or below the Purchase Price, subject to the conditions of the tender offer and the "odd lot" priority, proration and conditional tender provisions described in the offer to purchase. The undersigned understands that all shareholders whose shares are purchased by CRA will receive the same purchase price for each share purchased in the tender offer.

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        The undersigned hereby covenants, represents and warrants to CRA that:

  (a)
  the undersigned has a "net long position" in the shares, within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at least equal to the number of shares being tendered and is tendering the shares in compliance with Rule 14e-4 under the Exchange Act;

  (b)
  has full power of authority to tender, sell, assign and transfer the shares tendered hereby;

  (c)
  when and to the extent CRA accepts the shares for purchase, CRA will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the shares will not be subject to any adverse claims or rights;

  (d)
  the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or CRA to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby and accepted for purchase; and

  (e)
  the undersigned has read and agrees to all of the terms of the tender offer.

        The undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the offer to purchase and in the Instructions to this letter of transmittal will constitute an agreement between the undersigned and CRA upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that under no circumstances will CRA pay interest on the Purchase Price.

        The undersigned recognizes that under certain circumstances set forth in the offer to purchase, CRA may terminate or amend the tender offer, or may postpone the acceptance for payment of, or the payment for, shares tendered, or may accept for payment fewer than all the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

        The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

        Unless otherwise indicated under "Special Payment Instructions", please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any applicable U.S. federal withholding tax), and return any shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the aggregate Purchase Price of any shares purchased (less the amount of any applicable U.S. federal withholding tax), and any certificates for shares not tendered or not purchased (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any applicable U.S. federal withholding tax) and return any shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

        The undersigned recognizes that CRA has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer.

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        All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this letter of transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer to purchase, this tender offer is irrevocable.

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 SHAREHOLDER(S) SIGN HERE
(See Instructions 1 and 8)
(Please Complete Substitute IRS Form W-9 or the applicable IRS Form W-8)

        Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 8.

X:

X:

Signature(s) of Shareholder(s)

Dated:

Name(s):

(Please Print)

Capacity (full title):

Address:

(Please Include Zip Code)

(Area Code) Telephone Number:

Taxpayer Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(If Required, See Instruction 1 and 8)

Authorized Signature:

Name(s):

Name of Firm:

Address:

Address Line 2:

(Area Code) Telephone No.:

Dated:

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 INSTRUCTIONS TO LETTER OF TRANSMITTAL

Forming Part of the Terms and Conditions of the Tender Offer

        1.    Guarantee of Signatures.    Except as otherwise provided in this Instruction, all signatures on this letter of transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"). Signatures on this letter of transmittal need not be guaranteed if either (a) this letter of transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this letter of transmittal, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of shares) tendered herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this letter of transmittal, or (b) such shares are tendered for the account of an Eligible Institution. See Instruction 8. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 8.

        2.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    You should use this letter of transmittal only if you are (a) forwarding certificates with this letter of transmittal, (b) causing the shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the offer to purchase, or (c) delivering certificates or causing shares to be delivered by book-entry transfer procedures under a notice of guaranteed delivery previously sent to the depositary. For your shares to be properly tendered, EITHER (1) OR (2) below must happen:

          (1)   The depositary must receive all of the following at one of its addresses set forth above in this letter of transmittal before or on the date the tender offer expires:

      •
      either (a) the original certificate(s) for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in Section 3 of the offer to purchase,

      •
      either (a) a properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an "Agent's Message" (as defined in this Instruction 2) in the case of a book-entry transfer, and

      •
      any other documents required by this letter of transmittal.

          (2)   You must comply with the guaranteed delivery procedure set forth below.

        The term "Agent's Message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares, that the participant has received and agrees to be bound by the terms of the letter of transmittal, and that CRA may enforce this agreement against the participant.

        Guaranteed Delivery.    If you cannot deliver your shares and all other required documents to the depositary by the expiration of the tender offer, or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your shares, pursuant to the guaranteed delivery procedure described in Section 3 of the offer to purchase, by or through any Eligible Institution. To comply with the guaranteed delivery procedure, you must (1) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by CRA, specifying the price at which you are tendering your shares, including (where required) a Signature Guarantee by an Eligible Institution in the form set forth in the notice of guaranteed delivery, (2) arrange for the depositary to

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receive the notice of guaranteed delivery by the expiration of the tender offer, and (3) ensure that the depositary receives the certificates for all physically tendered shares or book-entry confirmation of electronic delivery of shares, as the case may be, together with a properly completed and duly executed letter of transmittal with any required signature guarantees or an Agent's Message, and all other documents required by this letter of transmittal, within three NASDAQ trading days after receipt by the depositary of such notice of guaranteed delivery, all as provided in Section 3 of the offer to purchase.

        The notice of guaranteed delivery may be delivered by facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered properly under the guaranteed delivery procedure, the depositary must receive the notice of guaranteed delivery before the expiration date.

        The method of delivery of all documents, including the letter of transmittal and certificates for shares, is at the option and risk of the tendering shareholder. If you choose to deliver the documents by mail, we recommend that you use registered mail with return receipt requested, properly insured. In all cases, please allow sufficient time to assure delivery.

        Except as specifically permitted by Section 6 of the offer to purchase, CRA will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. By executing this letter of transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered shares.

        3.    Inadequate Space.    If the space provided in the box captioned "Description of Shares Tendered" is inadequate, then you should list the certificate numbers, the number of shares represented by the certificate(s) and the number of shares tendered with respect to each certificate on a separate signed schedule attached to this letter of transmittal.

        4.    Partial Tenders and Unpurchased Shares.    (Not applicable to shareholders who tender by book-entry transfer.) If you wish to tender fewer than all of the shares evidenced by any certificate(s) that you deliver to the depositary, fill in the number of shares that you wish to tender in the column entitled "Number of Shares Tendered." In this case, if CRA purchases some but not all of the shares that you tender, CRA will)issue shares as promptly as practicable after the expiration of the tender offer. Unless you indicate otherwise, all shares represented by the certificate(s) listed and delivered to the depositary will be deemed to have been tendered. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, any tendered but unpurchased shares will be credited to the appropriate account maintained by the tendering shareholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the shareholder.

        5.    Indication of Price at Which Shares are Being Tendered.    In order to properly tender your shares, you must complete the pricing section of this letter of transmittal by checking either:

          (a)   the box under "SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER" in order to maximize the chance of having CRA purchase all of the shares that you tender (subject to the possibility of proration); OR

          (b)   one of the boxes indicating the price per share at which you are tendering shares in the section entitled "SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER."

        YOU MUST CHECK ONE, AND ONLY ONE, BOX. If you check more than one box or no boxes, then you will be deemed not to have properly tendered your shares. If you wish to tender portions of your different share holdings at different prices, you must complete a separate letter of transmittal for each price at which you wish to tender each such portion of your share holdings. You cannot tender

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the same shares at more than one price (unless, prior to tendering previously tendered shares at a new price, you properly withdrew those shares in accordance with Section 4 of the offer to purchase).

        By checking the box under "Shares Tendered at Price Determined Pursuant to the Tender Offer," you agree to accept the Purchase Price resulting from the tender offer process, which may be as high as $19.75 and as low as $18.00 per share. By checking a box under "Shares Tendered at Price Determined by Shareholder," you acknowledge that doing so could result in none of the shares you tender being purchased if the Purchase Price for the shares turns out to be less than the price you selected.

        6.    Odd Lots.    As described in Section 1 of the offer to purchase, if CRA purchases fewer than all shares properly tendered before the expiration of the tender offer and not properly withdrawn, CRA will first purchase all shares tendered by any shareholder who (a) owns, beneficially or of record, an aggregate of fewer than 100 shares, and (b) tenders all of his, her or its shares at or below the Purchase Price. You will only receive this preferential treatment if you own fewer than 100 shares and tender ALL of the shares you own at or below the Purchase Price. Even if you otherwise qualify for "odd lot" preferential treatment, you will not receive such preference unless you complete the section entitled "Odd Lots" in this letter of transmittal.

        7.    Order of Purchase in the Event of Proration.    As described in Section 1 of the offer to purchase, shareholders may specify the order in which their shares are to be purchased in the event that, as a result of proration or otherwise, CRA purchases some but not all of the tendered shares pursuant to the terms of the tender offer. The order of purchase may have an effect on the U.S. federal income tax treatment of any gain or loss on the shares that CRA purchases. See Sections 1, 6 and 14 of the offer to purchase.

        8.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.

          (a)   Exact Signatures.    If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b)   Joint Holders.    If the shares tendered hereby are registered in the names of two or more persons, ALL such persons must sign this letter of transmittal.

          (c)   Different Names on Certificates.    If any tendered shares are registered in different names on several certificates, you must complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

          (d)   Endorsements.    If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment of the Purchase Price is to be made, or the certificates for shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s). Signature(s) on stock powers must be guaranteed by an Eligible Institution.

        If this letter of transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) for the shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such shares, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

        If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a

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fiduciary or representative capacity, such person should so indicate when signing and must submit to the depositary evidence satisfactory to CRA that such person has authority so to act.

        9.    Stock Transfer Taxes.    Except as provided in this Instruction 9, no stock transfer tax stamps or funds to cover such stamps need to accompany this letter of transmittal. CRA will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however:

          (a)   payment of the Purchase Price is to be made to any person other than the registered holder(s);

          (b)   certificate(s) for shares not tendered or tendered but not purchased are to be returned in the name of and to any person other than the registered holder(s) of such shares; or

          (c)   tendered certificates are registered in the name of any person(s) other than the person(s) signing this letter of transmittal, then the depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this letter of transmittal.

        10.    Special Payment and Delivery Instructions.    If any of the following conditions holds:

          (a)   check(s) for the Purchase Price of any shares purchased pursuant to the tender offer are to be issued to a person other than the person(s) signing this letter of transmittal;

          (b)   check(s) for the Purchase Price are to be sent to any person other than the person signing this letter of transmittal, or to the person signing this letter of transmittal, but at a different address; or

          (c)   certificates for any shares not tendered, or tendered but not purchased, are to be returned to and in the name of a person other than the person(s) signing this letter of transmittal, then, in each such case, you must complete the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" as applicable in this letter of transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 8.

        11.    Conditional Tenders.    As described in Sections 1 and 6 of the offer to purchase, shareholders may condition their tenders on CRA purchasing all of their shares, or specify a minimum number of shares that CRA must purchase for the tender of any of their shares to be effective. If you wish to make a conditional tender, you must indicate this choice in the box entitled "Conditional Tender" in this letter of transmittal or, if applicable, the notice of guaranteed delivery; and you must calculate and appropriately indicate, in the space provided, the minimum number of shares that CRA must purchase if CRA purchases any shares.

        As discussed in Sections 1 and 6 of the offer to purchase, proration may affect whether CRA accepts conditional tenders. Proration may result in all of the shares tendered pursuant to a conditional tender being deemed to have been withdrawn, if CRA could not purchase the minimum number of shares required to be purchased by the tendering shareholder due to proration. If, because of proration, CRA will not purchase the minimum number of shares that you designate, CRA may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your shares and must have checked the box so indicating. Upon selection by random lot, if any, CRA will limit its purchase in each case to the designated minimum number of shares.

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        If you are an "odd lot" holder and you tender all of your shares, you cannot conditionally tender since your shares will not be subject to proration.

        All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is checked and appropriately completed. When deciding whether to tender shares conditionally, each shareholder should consult his, her or its own tax advisor.

        12.    Taxpayer Identification Number and Certain U.S. Federal Withholding Taxes.    Under U.S. federal income tax laws, the depositary generally will be required to backup withhold at the applicable statutory rate (currently 28%) from the gross amount of any payments made to certain shareholders or other payees pursuant to the tender offer. In order to avoid such backup withholding, each tendering shareholder that is a U.S. Holder (as defined in Section 14 of the offer to purchase) must provide the depositary with such shareholder's correct taxpayer identification number ("TIN") and certify that the shareholder is not subject to backup withholding by completing the Substitute IRS Form W-9, signed under penalties of perjury, set forth below. In certain circumstances, a person acting on behalf of a shareholder that is a U.S. Holder may be required to file an IRS Form W-8IMY or other applicable IRS form and all required attachments to establish that a payment to the shareholder is not subject to backup withholding.

        If the depositary is not provided with correct information on the Substitute IRS Form W-9, the U.S. Holder may be subject to penalties imposed by the Internal Revenue Service (as referred to herein, the "IRS") and payments that are made to such shareholder pursuant to the tender offer may be subject to backup withholding.

        In order to satisfy the depositary that a Non-U.S. Holder (as defined in Section 14 of the offer to purchase) is not subject to backup withholding, such shareholder must submit an appropriate IRS Form W-8, signed under penalties of perjury, establishing that such Non-U.S. Holder is not a U.S. person. IRS Forms W-8 can be obtained from the depositary or at www.irs.gov. Please read the further information below in this section with regard to the 30% U.S. withholding tax that can apply to Non-U.S. Holders.

        For further information concerning backup withholding and instructions for completing the Substitute IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute IRS Form W-9 if shares are held in more than one name), consult the Instructions for IRS Form W-9, available at www.irs.gov.

        Failure to complete the Substitute IRS Form W-9 or the applicable IRS Form W-8 will not, by itself, cause shares to be deemed improperly tendered, but may require the depositary to withhold 28% of the amount of any payments made pursuant to the tender offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the taxpayer may obtain a refund, provided that the required information is furnished to the IRS.

        NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE IRS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED INSTRUCTIONS FOR IRS FORM W-9, AVAILABLE AT WWW.IRS.GOV, FOR ADDITIONAL DETAILS.

        In addition, as described in Sections 3 and 14 of the offer to purchase, the depositary generally will treat payments made to Non-U.S. Holders pursuant to the tender offer as taxable dividends. Accordingly, in compliance with U.S. federal income tax laws, the depositary will withhold 30% of gross proceeds payable to a Non-U.S. Holder unless the Non-U.S. Holder provides the depositary with (1) a

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properly executed IRS Form W-8BEN (or other applicable IRS Form W-8) certifying that it is entitled to a reduced rate of withholding under an applicable tax treaty or (2) a properly executed IRS Form W-8ECI certifying that it is exempt from withholding because the payment is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States. Furthermore, a Non-U.S. Holder that is not an individual must also include any applicable certifications, identification numbers and other required information in its IRS Form W-8 to establish that such Non-U.S. Holder is exempt from withholding under Sections 1471-1474 of the Code, which we refer to as FATCA, or such Non-U.S. Holder will be subject to a U.S. federal income tax equal to 30% of the gross proceeds to be paid to such Non-U.S. Holder, regardless of whether such Non-U.S. Holder otherwise is entitled to a reduced rate of withholding under a tax treaty. Amounts withheld under FATCA with respect to income that is also subject to the general U.S. withholding tax, discussed above, will be applied against and reduce the amount of such other withholding required.

        As noted above, a shareholder can obtain applicable IRS Forms W-8 from the depositary or at www.irs.gov. For further information regarding IRS Forms W-8, consult the Instructions for IRS Forms W-8, available at www.irs.gov. .

        A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-U.S. Holder meets the "complete termination", "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in Section 14 of the offer to purchase that would characterize the exchange as a sale (as opposed to a dividend) with respect to which the Non-U.S. Holder is not subject to tax or is otherwise able to establish that no tax or a reduced amount of tax is due.

        Non-U.S. Holders should consult their own tax advisors regarding the application of the U.S. federal withholding tax, including their potential eligibility for a withholding tax reduction or exemption, and the refund procedure.

        ANY U.S. FEDERAL TAX ADVICE CONTAINED IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER. ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS DESCRIBED IN THIS LETTER OF TRANSMITTAL. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

        13.    Irregularities.    CRA will determine in its sole discretion all questions as to the Purchase Price, the number of shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares. Any such determinations will be final and binding on all parties. CRA reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of CRA, be unlawful. CRA also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares, and CRA's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all persons participating in the tender offer, subject to such tender offer participants disputing such determination in a court of competent jurisdiction. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as CRA shall determine. None of CRA, the depositary, the information agent, the dealer manager or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

        14.    Questions; Requests for Assistance and Additional Copies.    Please direct any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the

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notice of guaranteed delivery to the information agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

        15.    Stock Option Plans.    If you hold vested options in CRA's stock option plans, then you may exercise such vested options by paying the cash exercise price and receiving shares which you may then tender in accordance with the terms of the tender offer. You must exercise any stock option(s) at least five (5) business days before the expiration date (which, unless the tender offer is extended, will require you to exercise such option(s) no later than 5:00 p.m., Eastern Time, on March 14, 2016 in order to obtain shares to tender before the expiration date.

        16.    Lost, Stolen, Destroyed or Mutilated Certificates.    If any certificate representing any shares has been lost, stolen, destroyed or mutilated, you should notify Computershare Trust Company, N.A. ("Computershare"), the transfer agent for the shares, by calling (800) 546-5141 and ask for instructions on obtaining replacement certificate(s) at the address specified on the cover of this letter of transmittal. Computershare will require you to complete an affidavit of loss and return it to Computershare. You will then be instructed by Computershare as to the steps you must take in order to replace the certificate. You may be required to post a bond to secure against the risk that the original certificate may be subsequently recirculated.

        We cannot process this letter of transmittal and related documents until you have followed the procedures for replacing lost, stolen, destroyed or mutilated certificates. We urge you to contact the transfer agent, Computershare, immediately, in order to receive further instructions, for a determination as to whether you will need to post a bond, and to permit timely processing of this documentation.

        Important: The depositary must receive this letter of transmittal (together with certificate(s) for shares or confirmation of book-entry transfer and all other required documents) or, if applicable, the notice of guaranteed delivery, before the expiration of the tender offer.

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 SUBSTITUTE IRS FORM W-9

SUBSTITUTE IRS Form W-9	Name (as shown on your income tax return): Business Name/Disregarded Entity Name, if different than above: Address:

Check appropriate box:
	Individual/Sole Proprietor or Single-Member LLC	☐	C Corporation	☐	S Corporation ☐
Department of the Treasury	Partnership	☐	Trust/Estate	☐	Other (specify)☐
Internal Revenue Service	Limited Liability Company	☐	Enter tax classification (Corp./S Corp./Part.):

Request for Taxpayer Identification Number (TIN) And Certification	Part I. Please provide your taxpayer identification number (TIN) in the space at right. If awaiting a TIN, write "Applied For" in space at right and complete the Certificate of Awaiting Taxpayer Identification Number below.				SSN: OR EIN:

Exempt Payee Code, if any: Exemption from FATCA reporting code, if any:

Part II. Certification Under penalties of perjury, I certify that:
	(1)	The number shown on this form is my correct taxpayer identification number (or, as indicated, I am waiting for a number to be issued to me); and
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
	(3)	I am a U.S. citizen or other U.S. person (defined in the instructions); and
	(4)	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is (are) correct.

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Signature:				Date: , 20

        You must complete the following certificate if you wrote "applied for" in part I of this Substitute IRS Form W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute IRS Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me hereafter will be subject to backup withholding until I provide a properly certified taxpayer identification number within 60 days of the date of this Substitute IRS Form W-9.
Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE IRS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN PENALTIES IMPOSED BY THE IRS. PLEASE REVIEW THE INSTRUCTIONS FOR IRS FORM W-9, AVAILABLE AT WWW.IRS.GOV, FOR ADDITIONAL DETAILS.

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        The letter of transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering shareholder or its broker, dealer, commercial bank, trust company or other nominee to the depositary at one of its addresses set forth on the first page of this letter of transmittal.

        Any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the notice of guaranteed delivery may be directed to the information agent, Georgeson Inc., at the telephone number and address set forth below. You may also contact Georgeson Securities Corporation, the dealer manager for the tender offer, or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your shares, please contact the depositary.

The information agent for the tender offer is:

480 Washington Boulevard, 26th Floor
Jersey City, NJ 07310
Shareholders, Banks and Brokers
Call Toll Free: 800-213-0473

The dealer manager for the tender offer is:

480 Washington Boulevard, 26th Floor
Jersey City, NJ 07310
Shareholders, Banks and Brokers
Call Toll Free: (800) 445-1790

QuickLinks

  Exhibit 99 (a)(1)(B)
THE PRICE AT WHICH YOU ARE TENDERING SHARES (See Instruction 5)
—OR—
Price (in Dollars) Per Share At Which Shares Are Being Tendered
You WILL NOT have properly tendered your shares unless you check ONE AND ONLY ONE BOX IN THIS FRAME
SHAREHOLDER(S) SIGN HERE (See Instructions 1 and 8) (Please Complete Substitute IRS Form W-9 or the applicable IRS Form W-8)
GUARANTEE OF SIGNATURE(S) (If Required, See Instruction 1 and 8)
INSTRUCTIONS TO LETTER OF TRANSMITTAL Forming Part of the Terms and Conditions of the Tender Offer
SUBSTITUTE IRS FORM W-9